ACCEPTANCE INSURANCE
COMPANIES INC.

ANNUAL SHAREHOLDERS MEETING

2000:  A YEAR OF CHANGE

May 24, 2001

INTRODUCTION

Statements made during the meeting relating to the Company's future expectations or estimates are "forward-looking statements".  It is important to know the Company's actual results may differ materially from these expectations or estimates.

AICI GOALS 2000

Starting in early 2000 we initiated five interlocking business processes aimed at reshaping AICI, all of which were completed by year end.  The processes are:

  Creation of our Company core values that are the ground rules by which associates will conduct themselves.

  Creation of our Company mission statement that defines the purpose of our Company and gives direction to our core values.

  Creation of three-year business goals, the attainment of which indicates achievement of our mission statement and customer, owner and associate satisfaction.

  Development and implementation of strategic initiatives that contribute to achievement of our long-term goals.

  Implementation of a performance incentive program tied to and supporting our core values, mission statement and goal attainment.

Each of the five processes are aimed at three broad objectives:

  Growth of quality business

  Improved expense management

  Increased profitability

Reshaping the Company

  Appointment of new senior Company managers:
      Dwayne Hallman, Chief Financial Officer
      Duffy Boyle, Chief Information Officer

  Sale of P&C books of business:

    January 2000:  Sale of P&C business produced and serviced by the Scottsdale, Arizona office

    February 2000:  Sale of Redland Transportation's book of business resulting in further cost and loss reductions

    July 2000:  Sale of Redland Insurance Company

    March 2001:  Sale of 18 books, including Fine Arts, Hole In One, Livestock Mortality, Surety Bonds and Temporary Help

    May 2001:  Sale of Farm & Ranch and Flood programs

    May 2001:  Sale of nine books, including Umbrella, Commercial Auto and Garage/Liquor

    May 2001:  Agreement for sale of Acceptance Casualty Insurance Company and Acceptance Indemnity Insurance Company

  Engagement of Third-Party Administrator

    May 2001:  Engagement of Berkley Risk Administrators Company (BRAC) to service all P&C claims promptly, accurately, efficiently and fairly

  Increased 2000 MPCI premium 2.6%

  Transferred 2000 premium to historically more profitable areas

  Projected significant increase in 2001 MPCI premium

Crop and P&C Premium

($$ in millions)
*Estimate

Crop Premium

($$ in millions)
*Estimate

P&C Premium

($$ in millions)
*Estimate

Investment Allocation

($$ in millions)

Reserves - Actuarial Comparison

December 31, 2000
($ in thousands)

	External Estimate	Booked	Percent of Selected

P&C	$ 230,109	$ 230,854	100.3%
Crop	$ 2,476	$ 3,058	123.5%

Total Company	$ 232,585	$ 233,912	100.6%

Corporate Structure - 1999

Corporate Structure

Corporate Structure

Acceptance Insurance Companies Inc.
Acceptance Premium Finance Company 50% Owned
Acceptance Insurance Holdings Inc.
The Redland Group, Inc.
American Agrisurance, Inc.
Acceptance Insurance Company
Gulf States Agrisurance Service, Inc.
Crop Insurance Marketing Inc.
Acceptance Insurance Services, Inc.
American Agrijusters, Inc.
American Growers Insurance Company
INET
Criterion
U.S. Ag Insurance Services, Inc. 60% Owned

Corporate Structure

Corporate Structure - 2001*
* = Projected

Mission Statement

Deliver leading and innovative specialty insurance with superior service to our valued customers.

Keys to the Future

  Improve Customer Service

  Standardization of Processes

  Improve Productivity

  Expense Control

  Premium Increase

  Premium Location

  Increase Profit

IGF Transaction

  Purchase of substantially all crop insurance assets of IGF Insurance Company headquartered in Des Moines, Iowa

  Closing of the transaction is subject to state and federal regulatory approvals

  Combining American Agrisurance, Inc. with the purchased assets creates a powerful presence with exciting opportunities in the crop insurance industry

  IGF 2000 total crop premium was $242 million

  IGF markets its products in 46 states

  Product innovation and technology applications are areas of corporate focus

Acceptance Insurance Companies Inc.

Thank You

Q & A Discussion